Short Term Loans	9 Months Ended
Sep. 30, 2020
Debt Disclosure [Abstract]
Short Term Loans

NOTE 4 – SHORT TERM LOANS

On September 15, 2020, the Company issued a promissory note to Labrys Funds LP for $605 (the "Labrys Note"). The Labrys Note bears interest at a rate of 12% per annum, mature on September 14, 2021. The interest is paid monthly. Payment of principle starts after 3 months with ability to extend for up to 2 months and the loan principal become payable on maturity. The Labrys Note bears an original issue discount in the amount of $60, and the issuing expenses were $40, resulting with net proceeds of $505. The Company also issued 141,812 shares of its Common Stock pursuant to the Labrys Note. Out of those, 33,000 shares of Common Stock were issued in consideration of Commitment fee and the balance are subject to return to the Company once the Labrys Note will be paid in full if there were no defaults.